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                         EXHIBIT 4

                  JOINT ACQUISITION STATEMENT
                  PURSUANT TO RULE 13d-1(f)1

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D, as amended, is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D, as amended, shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

DATED:  October 14, 1998

                                      MANTICORE PROPERTIES, LLC

                                      By: /s/ William A. Ackman
                                      Name:  William A. Ackman
                                      Title:    Manager

                                      GOTHAM PARTNERS, L.P.

                                      By:  Section H Partners, L.P.,
                                           its general partner

                                      By:  Karenina Corporation
                                           a general partner of Section H
                                           Partners, L.P.

                                      By: /s/ William A. Ackman
                                      Name: William A. Ackman
                                      Title: President

                                      GOTHAM PARTNERS III, L.P.

                                      By:  Section H Partners, L.P.,
                                           its general partner

                                      By:  Karenina Corporation
                                           a general partner of Section H
                                           Partners, L.P.

                                      By: /s/ William A. Ackman
                                      Name:  William A. Ackman
                                      Title: President

                                      GOTHAM INTERNATIONAL ADVISORS, L.L.C.

                                      By:  /s/ William A. Ackman
                                      Name:  William A. Ackman
                                      Title: Senior Managing Member